UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 25, 2021

TAURIGA SCIENCES, INC.

(Exact name of registrant as specified in its charter)

Florida	000-53723	30-0791746
(State or other jurisdiction of incorporation)	(Commission File #)	(IRS Employer Identification Number)

4 Nancy Court, Suite 4

Wappingers Falls, NY 12590(Address of principal executive office)

Tel: (917) 796-9926

(Registrant’s telephone number)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	TAUG	OTCQB

Item 1.01	Entry into a Material Definitive Agreement.

On January 25, 2021, Tauriga Sciences, Inc. (OTCQB stock symbol: TAUG, the “Company”) announced that it has entered into a distribution agreement (the “Distribution Agreement”) with Stock Up Express, a division of Bozzuto’s Inc., distributor that generates more than $3 Billion in annual sales, and which is based in Connecticut. The Agreement is effective February 1, 2021, and shall remain in effect for a period of two (2) years thereafter, with automatic renewal for additional successive one (1) year terms.

Under terms of the Distribution Agreement, Stock Up Express will market and resell the Company’s flagship brand, Tauri-Gum™, to its customer base of wholesale and retail customers in the mainland United States. The two companies will jointly market Tauri-Gum™ to Stock Up Express’ customer base. The Agreement allows for modification of product offerings, and the Company expects to offer additional product items over the course of calendar year 2021.

The foregoing description of the Distribution Agreement does not purport to be complete and is qualified in its entirety by reference to the Distribution Agreement, which is filed as exhibits 10.1 to this Current Report, and is incorporated herein by reference.

Item 8.01	Other Events.

On January 25, 2021, the Company issued a press release announcing that it had entered into the Distribution Agreement. The information set forth in this Item 8.01, and the press release annexed hereto as Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall the information in this Item 8.01 or such press release be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Exhibits Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description
10.1	Distribution Agreement between Stock Up Express, a division of Bozzuto’s Inc., and Tauriga Sciences, Inc., effective February 1, 2021

99.1	Press release, dated January 25, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 27, 2021

TAURIGA SCIENCES, INC.

By:	/s/ Seth M. Shaw
Seth M. Shaw
Chief Executive Officer